Cost of Services	6 Months Ended
Jun. 30, 2025
Cost of Services [Abstract]
COST OF SERVICES
24	COST OF SERVICES

	Six months ended June 30, 2024	Six months ended June 30, 2025
	RM	RM	US$
Consultant fee	3,465,205	1,060,007	251,622
IT expenses	42,003	13,865,348	3,291,321
Training costs	47,635	-	-
Others	426,720	506,004	120,114
Total	3,981,563	15,431,359	3,663,057

The “consultant fee” refers to the Company’s costs incurred from assisting its clients, in engaging all the relevant professionals required during the listing process, including but not limited to legal counsel, auditors, finance consultants, the US capital markets consultant, which such consultant fee payment shall be included and be treated as part of our consultation services for its clients during the IPO’s process.

The IT expenses refer to the costs incurred for the technology-related resources and services. These include hardware, cloud services, subcontractor cost, IT consultancy service from outside expert and others.